UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 24, 2021

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 24, 2021, Tonix Pharmaceuticals Holding Corp. (the “Company”) issued a press release announcing the results of a pre-Investigational New Drug Application (“pre-IND”) meeting with the U.S. Food and Drug Administration (“FDA”) for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) as a potential treatment for Long COVID Syndrome (“Long COVID”). A copy of the press release is furnished as Exhibit 99.01 hereto and incorporated herein by reference.

The Company updated its investor presentations, which are used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. Copies of the presentations are filed as Exhibits 99.02 and 99.03 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.01, 99.02 and 99.03 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On August 24, 2021, the Company announced that it received the official minutes from a Type B pre-IND meeting with the FDA to develop TNX-102 SL as a potential treatment for Long COVID. The Company believes the minutes provide a path to agreement on the design of a Phase 2 study of, and the overall clinical development plan to qualify, TNX-102 SL as an indicated treatment for a subset of patients affected by Long COVID whose symptoms overlap with fibromyalgia. Based on the minutes, the Company is planning to submit an IND in the fourth quarter of 2021. The Company intends to leverage what it knows about the pharmacodynamic activity of TNX-102 SL from its fibromyalgia clinical trials and studies to date. The Company believes that, based on the positive Phase 3 RELIEF study for fibromyalgia in which TNX-102 SL showed activity in addressing persistent pain, sleep disturbance, memory, fatigue and energy, TNX-102 SL may provide a unique treatment opportunity for the symptoms of Long COVID in patients whose symptoms overlap with those of fibromyalgia. The Company believes the core symptoms of Long COVID, including fatigue, sleep, sleep disturbances and persistent pain, share an underlying pathogenesis with fibromyalgia. As the proposed mechanism of TNX-102 SL is to improve sleep quality, and disturbed sleep is linked to exacerbation and chronicity of a number of pain, neuropsychiatric and addictive disorders, the Company plans to conduct clinical trials to determine whether TNX-102 SL improves sleep in certain of these other disorders in addition to Long Covid and fibromyalgia.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the development of TNX-601 CR, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01 99.02 99.03	Press Release of the Company, dated August 24, 2021 Corporate Presentation by the Company for August 2021 Abbreviated Corporate Presentation by the Company for August 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: August 24, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer